OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21409

                  Pioneer Municipal High Income Advantage Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2007 through March 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    MUNICIPAL
                                   HIGH INCOME
                                    ADVANTAGE
                                      TRUST

                                       MAV
                                  Ticker Symbol

                                     Annual
                                     Report

                                     3/31/08

                               [LOGO]PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2

Portfolio Management Discussion                              4

Portfolio Summary                                            9

Prices and Distributions                                    10

Performance Update                                          11

Schedule of Investments                                     12

Financial Statements                                        24

Financial Highlights                                        27

Notes to Financial Statements                               29

Results of Shareowner Meeting                               39

Report of Independent Registered Public Accounting Firm     40

Approval of Investment Advisory Agreement                   41

Trustees, Officers and Service Providers                    45

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Problems in the financial system tied to poor practices in the mortgage financing industry and the end of home price appreciation have forced investors and bankers to mark down the value of assets on their balance sheets. A late-summer credit crunch forced central banks in the U.S. and Europe to assume the role of "lender of last resort" to keep credit markets functioning as a number of hedge funds faced margin calls and, in March, broker Bear Stearns failed. As the repercussions of the credit crunch and falling home prices were felt in the real economy, unemployment rose and consumer confidence fell. Inflation concerns have moved to the back burner for the U.S. Federal Reserve, which lowered interest rates, first gradually, then more rapidly, as concern grew that falling home prices and disruptions in financial markets posed a significant threat to economic growth.

Markets have reacted poorly to these developments, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out much of the positive returns markets had delivered in the preceding year. For the 12 months ending March 31, 2008, the Dow Jones Industrial Average rose 2%, the Standard & Poor's 500 Index declined 5%, the NASDAQ Composite Index fell 6%, and the MSCI EAFE Developed Market Index of international stock markets fell 2%. Over the 12-month period, the MSCI Emerging Markets Index was a standout performer, rising 22%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 8% over the 12 months ending March 31, 2008. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell approximately 3.5% over the 12 months ending March 31, 2008, as its higher coupon yields could not offset a fall in bond prices triggered by widening credit spreads.

As you may know, the turmoil in the credit markets has translated into liquidity problems for auction-rate preferred securities, which has been well documented in the media. Five of Pioneer's six closed-end mutual funds are leveraged using those securities. Pioneer is actively working to find a resolution to the problems. We are considering a number of potential solutions. As

Letter

we work through the issues associated with auction-rate preferred shares, we intend to provide shareholders with periodic updates on market conditions and any developments affecting the shares.

Looking forward, a growing number of economists are concerned about a recession. As always, though, emotions can get ahead of reality. The U.S. economy grew in the fourth quarter of 2007 and appears to have grown in the first quarter of 2008. Higher mortgage defaults, a spreading of weakness to other consumer sectors or to employment, and the possibility of a worsening of the liquidity/credit crunch represent risks to the economy. Conversely, substantial fiscal and monetary stimulus programs have been put in place, economic growth in the rest of the world remains relatively positive, and a weak U.S. dollar has significantly benefited U.S. companies competing in the global marketplace. While falling risk tolerances and deleveraging may continue to depress asset prices in the short term, equity and corporate bond valuations look reasonable unless the U.S. economy falls into a severe recession.

Sudden swings in the markets are always to be expected. The history of the stock market demonstrates that sharp market downturns are frequently followed by strong recoveries, but they are also difficult to time. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowners report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08
--------------------------------------------------------------------------------

The fallout from the subprime mortgage problem rocked the fixed-income markets, including the municipal bond market, during the 12-month period ended March 31, 2008. In the following interview, David Eurkus, who is responsible for the daily management of the Trust, discusses some of the factors that had an impact on the municipal bond market and the Trust.

Q:   How did the Trust perform over the past 12 months ended March 31, 2008?

A: For the 12-month period ended March 31, 2008, Pioneer Municipal High Income Advantage Trust produced a total return of -9.61% at net asset value and -6.51% at market price. As of March 31, 2008, the Trust was selling at a premium of market price to net asset value of 1.5%. The Lehman Brothers Municipal Bond Index returned 1.90%, while the Lehman Brothers High Yield Municipal Bond Index returned -6.49% for the same period. At the end of the 12 months, the Trust held 145 issues in 32 states, territories and the District of Columbia. On March 31, 2008, the Trust's 30-day SEC yield was 8.94%, and its current dividend yield based on market close was 6.55%. When reviewing the Trust's relative performance, it is important to note that the Lehman Brothers Municipal Bond Index tracks the performance only of investment-grade bonds and does not include below investment-grade bonds, which are a substantial part of the portfolio. At the end of the 12 months, 35.7% of the Trust's total investments were in investment-grade bonds, 63.6% were in below investment-grade bonds, and 0.7% was in cash. On March 31, 2008, the average credit quality of the Trust was BBB.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original costs.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What was the investment backdrop like during the 12 months?

A: The investment environment was positive for municipal bonds early in the period. Into the summer of 2007, healthy economic growth and rising corporate profits provided a favorable backdrop for the municipal market.

     Starting in July 2007 however, the emerging crisis in subprime mortgages started affecting the credit markets. A decline in the lower quality securities that were backed by these subprime mortgages had a ripple effect throughout the fixed-income markets, as investors gravitated toward the safety of the Treasury market and abandoned other types of debt securities, including municipal bonds.

     The first quarter of 2008 was one of the most volatile for the municipal bond market in many years. Long-term AAA municipal yields fell from 4.32% at the end of 2007 to 4.11% during late January and then retraced to 4.28% by February 11. By February 29, 2008, long-term yields had risen to 5.14% according to performance tracker MMD, who plots AAA yields on a daily basis.

     The immediate cause of the bond market volatility was the sale of hundreds of millions of dollars of long-term bonds held by hedge funds, which were forced to do so by margin calls from lenders to these highly leveraged funds. After several weeks of falling prices on municipal bonds, rising prices on Treasury bonds, and sharply rising money market borrowing rates, some of the hedge funds were rapidly approaching insolvency. To protect themselves from default, some lenders forced the hedge funds to sell their long-term municipal bonds to raise cash.

     The result of all this was a municipal bond market that was yielding above the Treasury market, even before reflecting the tax-free effect of municipal bonds. During the month of February, long-term AAA bonds were yielding 5.14% compared with Treasury bond yields of 4.40%, a ratio of 117%; ten-year municipal bonds were at 4.12% compared with Treasuries at 3.51%, a ratio of 117%; five-year municipal yields at 3.30% compared with Treasuries at 2.48%, a ratio of 133%. Eight months earlier, the ratios had been: 30 years, 87%; 10 years, 81%; and five years, 79%. Investors

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                              (continued)
--------------------------------------------------------------------------------

     could now buy municipal bonds at nearly a full percentage point more than Treasuries, and they were tax-exempt.

     The municipal bond market began to recover in March 2008. At the end of the week of March 7, 30-year AAA municipal yields declined around one-third of a percentage point to 4.83%; ten-year yields went down even more to 3.69%; and five-year yields declined to 2.86%. Bond prices and yields move in opposite directions - so as yields declined, prices rose. The rest of the quarter was relatively quiet. At the end of the quarter, long-term yields were at 4.89%, up more than half a percentage point since the end of 2007, but down one-quarter percentage point from the worst levels of February.

     While the market began to recover in March, it was still a difficult period for municipal bonds, and the volatility of the market, particularly in the last quarter of the fiscal period, had a negative impact on the Trust's 12-month performance.

Q: Can you comment on the issues surrounding auction-rate preferred securities?

A: The Trust has issued auction-rate preferred shares as an effective way of borrowing to provide leverage for the Trust. These auction-rate preferred shares typically have been purchased at regularly scheduled auctions, giving investors in the preferred shares a source of financial liquidity while keeping the Trust's borrowing costs low. However, the aggravated problems in the credit markets have recently led to failed auctions for the preferred shares of many closed-end funds, including Pioneer funds. Investors holding the preferred shares have been adversely affected because they have not had the ability to sell their shares at the recent auctions. Meanwhile, the Trust must pay higher dividend rates on the preferred shares, consistent with the terms of documents authorizing issuance of preferred shares.

     Municipal High Income Advantage Trust continues to pay all dividends in compliance with the terms of the auction-rate preferred share agreements. Further, auction-rate preferred shares issued by the Trust continue to be rated AAA/Aaa by Fitch and Moody's, the two principal credit rating agencies monitoring the Trust. Under current market conditions, the Trust's auction-rate preferred shares are an effective form of leverage. As market

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     conditions change, that may not continue to be the case. Other forms of leverage may be more advantageous over the long term. Although the Trust may pursue obtaining alternative forms of leverage, there can be no assurance that it will be successful in doing so or that such leverage will be more effective than the auction- rate preferred shares.

Q:   Did you make any changes to the Trust during this volatile period?

A: We maintained the Trust's buy-and-hold strategy. The Trust's portfolio continued to be invested in sectors that underpin the economy. At 26.2% of total investment portfolio, the health care position was the largest in the portfolio. Tobacco bonds accounted for about 10% of the total investment portfolio. The Trust also held securities in the education, housing, pollution control, public power, transportation and water and sewer areas of the economy.

Q:   What is your outlook?

A: Because of the events of the last several months, the municipal bond market looks more attractive than it has been in decades. Municipal bonds are undervalued, and we believe they offer excellent opportunities for investors. When measured by percentage ratios, high quality tax-free municipal bonds have been yielding more than their taxable counterparts. In terms of the economic backdrop, we believe the economy will continue slowing and that the Federal Reserve ("Fed") is likely to continue to trim interest rates. That bodes well for the Trust. As the Fed takes down short-term rates, longer-term rates are also likely to fall, which may enhance the value of the long-term and intermediate-term bonds in the portfolio.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                              (continued)
--------------------------------------------------------------------------------

regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Revenue                                26.2%
Development Revenue                           11.8%
Airport Revenue                               10.1%
Insured                                       10.0%
Tobacco Revenue                                9.5%
Facilities Revenue                             6.6%
Pollution Control Revenue                      6.1%
Transportation Revenue                         5.7%
General Obligation                             5.3%
Other Revenue                                  4.2%
Housing Revenue                                1.6%
Education Revenue                              1.3%
Water Revenue                                  1.1%
Power Revenue                                  0.3%
Airlines Revenue                               0.2%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                         6.6%
1-3 years                       37.9%
3-4 years                       20.4%
4-6 years                       16.2%
6-8 years                       13.3%
8+ years                         5.6%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                    12.6%
A                                       3.2%
BBB                                    19.9%
BB                                      7.4%
B                                       8.6%
CCC                                     3.2%
C                                       1.2%
Not Rated                              43.2%
Cash Equivalents                        0.7%

    The portfolio is actively managed and current holdings may be different.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS 3/31/08
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share   3/31/08   3/31/07
                   $13.74    $15.61

Net Asset Value
per Common Share   3/31/08   3/31/07
                   $13.54    $15.91

                        Net
Distributions per       Investment    Short-Term       Long-Term
Common Share            Income        Capital Gains    Capital Gains
(4/1/07 - 3/31/08)      $0.8900           $ -              $ -

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   Non-Profit Preferred Funding Trust I, 12.0%,
        9/15/37 (144A)                                                2.71%
 2.   New Jersey Economic Development Authority Revenue,
        6.25%, 9/15/29                                                2.53
 3.   Indiana State Development Finance Authority Revenue,
        5.75%, 10/1/11                                                2.20
 4.   Miami-Dade County Aviation Revenue, 5.0%, 10/1/37               2.12
 5.   University of California, RIB, 10.35%, 5/15/38 (144A)           2.12
 6.   Houston Texas Airport System Special Facilities Revenue,
        6.75%, 7/1/29                                                 2.09
 7.   Charlotte North Carolina Special Facilities Revenue, 5.6%,
        7/1/27                                                        2.05
 8.   Tobacco Settlement Financing Corp., 5.875%, 5/15/39             1.93
 9.   South Carolina Jobs Economic Development Authority
        Revenue, 6.375%, 8/1/34                                       1.84
10.   Lehman Municipal Trust Receipts, RIB, 9.604%,
        6/1/37 (144A)                                                 1.80

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Trust, compared to that of the Lehman Brothers Municipal Bond Index and Lehman Brothers Non-Investment Grade Municipal Bond Index.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       Value of $10,000 Investment
                                                    Lehman Brothers
          Pioneer Municipal     Lehman Brothers     Non-Investment
             High Income        Municipal Bond      Grade Municipal
           Advantage Trust           Index            Bond Index

10/03          $10,000              $10,000             $10,000
03/04          $10,293              $10,364              $9,996
03/05          $10,712              $10,641             $10,006
03/06          $11,949              $11,046             $10,050
03/07          $13,169              $11,645             $10,013
03/08          $12,312              $11,867             $10,048

--------------------------------------------------

Cumulative Total Returns
(As of March 31, 2008)
                           Net Asset       Market
Period                    Value (NAV)      Price
Life-of-Trust
(10/20/03)                26.99%           23.11%
1 Year                    -9.61            -6.51

--------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities which includes preferred shares divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins October 31, 2003. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Lehman Brothers Non-Investment Grade Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08
--------------------------------------------------------------------------------

                     S&P/
                     Moody's
   Principal         Ratings
   Amount            (unaudited)                                                               Value
                                   TAX-EXEMPT OBLIGATIONS - 142.3% of Net Assets
                                   Arizona - 4.3%
  $  5,000,000       NR/NR         Casa Grande Industrial Development Authority,
                                     Hospital Revenue, 7.625%, 12/1/29                  $  5,275,350
     1,000,000       NR/Baa3       Pima County Industrial Development Authority,
                                     6.3%, 7/1/31 (144A)                                     974,890
     1,551,000       NR/Baa3       Pima County Industrial Development Authority,
                                     6.75%, 7/1/31                                         1,563,346
     2,640,000       NR/NR         Pima County Industrial Development Authority,
                                     7.0%, 1/1/38                                          2,445,089
     1,000,000+      NR/NR         Pima County Industrial Development Authority,
                                     7.5%, 7/1/34                                          1,219,590
     2,000,000       NR/NR         San Luis Facility Development Corp.,
                                     7.25%, 5/1/27                                         1,823,080
                                                                                        ------------
                                                                                        $ 13,301,345
                                                                                        ------------
                                   California - 11.1%
     2,680,000+      AAA/Aaa       Golden State Tobacco Securitization Corp.,
                                     6.75%, 6/1/39                                      $  3,106,790
     8,170,000(a)    AAA/NR        Lehman Municipal Trust Receipts, RIB, 9.604%,
                                     6/1/37 (144A)                                         8,131,029
     3,140,000(a)    AAA/Aaa       Lehman Municipal Trust Receipts, RIB, 8.921%,
                                     11/1/39 (144A)                                        3,170,301
     5,000,000       AAA/Aaa       San Jose California Airport Revenue,
                                     5.0%, 3/1/37                                          4,887,600
     9,520,000(a)    NR/Aaa        University of California, RIB, 10.35%,
                                     5/15/38 (144A)                                        9,565,315
     9,015,000       C/NR          Valley Health System Hospital Revenue,
                                     6.875%, 5/15/23                                       5,273,775
                                                                                        ------------
                                                                                        $ 34,134,810
                                                                                        ------------
                                   Colorado - 2.3%
     2,850,000+      BBB/NR        Denver Health & Hospital Authority Healthcare
                                     Revenue, 6.0%, 12/1/31                             $  3,165,580
     3,520,000+      NR/NR         Northwest Parkway Public Highway Authority,
                                     7.125%, 6/15/41                                       3,974,854
                                                                                        ------------
                                                                                        $  7,140,434
                                                                                        ------------
                                   District of Columbia - 2.1%
     2,700,000       BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                     Corp., 6.5%, 5/15/33                               $  2,647,377
     4,000,000       BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                     Corp., 6.75%, 5/15/40                                 3,981,360
                                                                                        ------------
                                                                                        $  6,628,737
                                                                                        ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/
                     Moody's
   Principal         Ratings
   Amount            (unaudited)                                                               Value
                                   Florida - 8.4%
  $  1,000,000       NR/NR         Greater Orlando Aviation Authority,
                                     6.5%, 11/15/36                                     $    896,720
     4,500,000       BBB-/Baa2     Hillsborough County Florida Industrial Development
                                     Authority Pollution Control Revenue,
                                     5.5%, 10/1/23                                         4,412,700
     1,980,000       NR/NR         Hillsborough County Florida Industrial Development
                                     Authority Pollution Control Revenue,
                                     6.75%, 7/1/29                                         1,927,510
     6,890,000(a)    NR/Aa1        Lehman Municipal Trust Receipts, RIB, 9.829%,
                                     7/1/37 (144A)                                         7,182,894
       500,000       BB+/NR        Miami Beach Health Facilities Authority,
                                     5.375%, 11/15/28                                        428,220
     1,500,000       BB+/Ba1       Miami Beach Health Facilities Authority,
                                     6.7%, 11/15/19                                        1,525,155
    10,000,000       A-/A2         Miami-Dade County Aviation Revenue,
                                     5.0%, 10/1/37                                         9,569,300
                                                                                        ------------
                                                                                        $ 25,942,499
                                                                                        ------------
                                   Georgia - 2.0%
     4,000,000(a)    NR/Aaa        Atlanta Georgia Water and Wastewater Revenue,
                                     RIB, 10.139%, 11/1/43 (144A)                       $  3,700,760
     1,065,000       NR/B2         Effingham County Industrial Development Authority,
                                     6.5%, 6/1/31                                            944,410
     1,650,000       NR/NR         Savannah Georgia Economic Development
                                     Authority Revenue, 7.4%, 1/1/34                       1,676,895
                                                                                        ------------
                                                                                        $  6,322,065
                                                                                        ------------
                                   Guam - 2.7%
     3,000,000       NR/NR         Northern Mariana Islands, 5.0%, 6/1/30               $  2,493,510
     4,600,000+      AAA/Ba3       Northern Mariana Islands, 6.75%, 10/1/33                5,310,792
       400,000       B+/Ba3        Northern Mariana Islands, 6.75%, 10/1/33                  411,996
                                                                                        ------------
                                                                                        $  8,216,298
                                                                                        ------------
                                   Idaho - 2.6%
     2,000,000       BBB/Baa2      Power County Industrial Development Corp.,
                                     6.45%, 8/1/32                                      $  2,009,260
     5,920,000       BBB/Baa2      Power County Pollution Control Revenue,
                                     5.625%, 10/1/14                                       5,965,170
                                                                                        ------------
                                                                                        $  7,974,430
                                                                                        ------------

  The accompanying notes are an integral part of these financial statements.  13

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

                     S&P/
                     Moody's
     Principal       Ratings
     Amount          (unaudited)                                                               Value
                                   Illinois - 5.8%
    $4,000,000       NR/NR         Centerpoint Intermodal Center, 8.0%,
                                     6/15/23 (144A)                                     $  3,737,480
     1,100,000       NR/NR         Illinois Finance Authority Revenue,
                                     5.5%, 5/15/26                                           965,712
     2,350,000       NR/NR         Illinois Finance Authority Revenue,
                                     5.75%, 5/15/38                                        2,066,449
     1,000,000       NR/NR         Illinois Finance Authority Revenue,
                                     6.0%, 11/15/27                                          913,940
     3,000,000       NR/NR         Illinois Finance Authority Revenue,
                                     6.0%, 11/15/39                                        2,619,810
     2,500,000       NR/NR         Illinois Finance Authority Revenue,
                                     6.125%, 11/15/25                                      2,336,475
     1,645,000       NR/NR         Illinois Health Facilities Authority Revenue,
                                     5.5%, 11/15/19                                        1,499,598
     1,500,000       NR/NR         Illinois Health Facilities Authority Revenue,
                                     6.9%, 11/15/33                                        1,286,985
     2,700,000       NR/NR         Southwestern Illinois Development Authority
                                     Revenue, 5.625%, 11/1/26                              2,379,564
                                                                                        ------------
                                                                                        $ 17,806,013
                                                                                        ------------
                                   Indiana - 5.1%
    10,000,000       BBB+/NR       Indiana State Development Finance Authority
                                     Revenue, 5.75%, 10/1/11                            $  9,934,500
     5,000,000       NR/B2         Jasper County Industrial Economic Development
                                     Revenue, 5.6%, 4/1/29                                 3,958,950
     2,170,000       NR/NR         Vincennes Industrial Economic Development
                                     Revenue, 6.25%, 1/1/24                                1,990,541
                                                                                        ------------
                                                                                        $ 15,883,991
                                                                                        ------------
                                   Kentucky - 1.5%
       500,000       BB-/NR        Kentucky Economic Development Finance Authority
                                     Hospital System Revenue, 5.7%, 10/1/10             $    497,820
     4,400,000       BB-/NR        Kentucky Economic Development Finance Authority
                                     Hospital System Revenue, 5.875%, 10/1/22              4,091,604
                                                                                        ------------
                                                                                        $  4,589,424
                                                                                        ------------
                                   Louisiana - 3.1%
       750,000       BBB+/NR       Opelousas Louisiana General Hospital Authority
                                     Revenue, 5.75%, 10/1/23                            $    763,410
     9,415,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     5.875%, 5/15/39                                       8,738,626
                                                                                        ------------
                                                                                        $  9,502,036
                                                                                        ------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/
                     Moody's
   Principal         Ratings
   Amount            (unaudited)                                                               Value
                                   Maryland - 0.5%
  $    710,000       NR/NR         Maryland Health & Higher Educational Facilities
                                     Authority Revenue, 5.25%, 1/1/27                   $    590,010
     1,250,000       NR/NR         Maryland Health & Higher Educational Facilities
                                     Authority Revenue, 5.3%, 1/1/37                         979,113
                                                                                        ------------
                                                                                        $  1,569,123
                                                                                        ------------
                                   Massachusetts - 6.3%
     5,000,000       AAA/Aa1       Massachusetts Bay Transportation Authority
                                     Revenue, 5.25%, 7/1/3                              $  5,276,650
     2,195,000       BBB-/Baa3     Massachusetts Health & Educational Facilities
                                     Authority Revenue, 5.375%, 7/15/28                    2,015,778
     1,000,000+      BBB-/Baa3     Massachusetts Health & Educational Facilities
                                     Authority Revenue, 6.35%, 7/15/32                     1,141,710
       900,000       BB/NR         Massachusetts State Development Finance
                                     Agency, 5.25%, 10/1/18                                  836,046
     2,920,000       NR/Ba1        Massachusetts State Development Finance
                                     Agency, 6.0%, 11/1/28                                 2,752,246
     4,625,000       NR/NR         Massachusetts State Development Finance
                                     Agency, 7.1%, 7/1/32                                  4,636,192
     3,335,000(a)    NR/Aa3        Massachusetts State Housing Finance Agency,
                                     RIB, 10.143%, 12/1/45 (144A)                          2,898,082
                                                                                        ------------
                                                                                        $ 19,556,704
                                                                                        ------------
                                   Michigan - 3.8%
     1,650,000       NR/NR         Crescent Academy Project Full Term Certificates of
                                     Participation, Series 2006, 5.75%, 12/1/36         $  1,362,983
     1,500,000+      AAA/Baa3      Delta County Michigan Economic Development
                                     Corp., 6.25%, 4/15/27                                 1,687,035
     3,000,000       BB+/NR        Macomb County Hospital Finance Authority
                                     Revenue, 5.875%, 11/15/34                             2,768,430
     4,130,000       BB-/Ba3       Michigan State Hospital Finance Authority
                                     Revenue, 5.5%, 8/15/23                                3,611,850
     1,000,000       NR/NR         Michigan State Strategic Fund Solid Waste
                                     Disposal Revenue, 7.375%, 1/15/22                     1,003,770
     1,470,000       BB+/NR        Star International Academy Full Term Certificates
                                     of Participation, Series 2007, 6.125%, 3/1/37         1,309,785
                                                                                        ------------
                                                                                        $ 11,743,853
                                                                                        ------------

  The accompanying notes are an integral part of these financial statements.  15

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

                     S&P/
                     Moody's
   Principal         Ratings
   Amount            (unaudited)                                                               Value
                                   Missouri - 3.0%
  $  1,850,000       NR/NR         Kansas City Industrial Development Authority
                                     Revenue, 5.875%, 1/1/37 (144A)                     $  1,626,520
     1,500,000       NR/Caa2       St. Louis Industrial Development Authority
                                     Revenue, 7.2%, 12/15/28                               1,413,300
     6,640,000       NR/Caa2       St. Louis Industrial Development Authority
                                     Revenue, 7.25%, 12/15/35                              6,233,300
                                                                                        ------------
                                                                                        $  9,273,120
                                                                                        ------------
                                   Montana - 0.7%
     2,445,000(b)    NR/NR         Hardin Increment Industrial Infrastructure
                                     Development Revenue, 0.0%, 9/1/31                  $  1,477,709
     1,000,000       NR/NR         Two Rivers Authority, Inc., Project Revenue,
                                     7.375%, 11/1/27                                         687,630
                                                                                        ------------
                                                                                        $  2,165,339
                                                                                        ------------
                                   Nevada - 1.0%
     2,425,000       BB/NR         Clark County Industrial Development Revenue,
                                     5.5%, 10/1/30                                      $  2,018,255
     1,600,000       NR/NR         Nevada State Department of Business & Industry,
                                     7.25%, 1/1/23                                           553,024
     1,000,000       NR/NR         Nevada State Department of Business & Industry,
                                     7.375%, 1/1/30                                          345,120
        70,000       NR/NR         Nevada State Department of Business & Industry,
                                     7.375%, 1/1/40                                           24,155
                                                                                        ------------
                                                                                        $  2,940,554
                                                                                        ------------
                                   New Hampshire - 0.6%
     1,000,000       BBB-/NR       New Hampshire Health & Educational Facilities
                                     Authority Revenue, 5.375%, 1/1/34                  $    922,150
     1,125,000       NR/NR         New Hampshire Health & Educational Facilities
                                     Authority Revenue, 5.875%, 7/1/34                     1,074,274
                                                                                        ------------
                                                                                        $  1,996,424
                                                                                        ------------
                                   New Jersey - 9.7%
     2,500,000       NR/NR         Burlington County New Jersey Bridge Commission
                                     Revenue, 5.625%, 1/1/38                            $  2,183,025
    13,000,000       B/B3          New Jersey Economic Development Authority
                                     Revenue, 6.25%, 9/15/29                              11,441,950
     2,500,000       BBB/Baa1      New Jersey Health Care Facilities Financing
                                     Authority Revenue, 5.375%, 7/1/33                     2,325,450
     2,495,000(a)    NR/Aaa        New Jersey State Turnpike Authority, RIB,
                                     13.724%, 1/1/28 (144A)                                3,030,552
     1,000,000+      AAA/Aaa       Tobacco Settlement Financing Corp.,
                                     6.25%, 6/1/43                                         1,155,210

16  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/
                     Moody's
    Principal        Ratings
    Amount           (unaudited)                                                               Value
                                   New Jersey - (continued)
   $ 3,250,000+      AAA/Aaa       Tobacco Settlement Financing Corp.,
                                     6.75%, 6/1/39                                      $  3,831,685
     5,000,000+      AAA/Aaa       Tobacco Settlement Financing Corp.,
                                     7.0%, 6/1/41                                          5,951,700
                                                                                        ------------
                                                                                        $ 29,919,572
                                                                                        ------------
                                   New York - 11.5%
     3,000,000       NR/NR         Dutchess County Industrial Development Agency
                                     Revenue, 7.5%, 3/1/29                              $  3,167,700
     5,000,000       A-/Baa1       Nassau County New York Industrial Development
                                     Agency Revenue, 5.25%, 6/1/27                         4,801,200
     1,000,000       NR/NR         Nassau County New York Industrial Development
                                     Agency Revenue, 6.7%, 1/1/43                            979,550
     6,980,000       BB+/Ba1       New York City Industrial Development Agency,
                                     5.25%, 12/1/32                                        5,353,451
     2,000,000       NR/NR         New York City Industrial Development Agency,
                                     5.375%, 6/1/23                                        1,899,380
     2,000,000       CCC+/Caa1     New York City Industrial Development Agency,
                                     6.9%, 8/1/24                                          1,688,840
     3,950,000       BB+/Ba1       New York City Industrial Development Agency,
                                     7.625%, 12/1/32                                       4,044,800
     2,400,000       NR/NR         New York City Industrial Development Agency,
                                     7.8%, 1/1/16                                          2,404,632
     5,000,000       AAA/Aaa       New York State Environmental Facilities Corp.,
                                     5.0%, 6/15/33                                         5,026,950
     4,500,000       NR/NR         Suffolk County New York Industrial Development
                                     Agency, 5.0%, 6/1/36                                  3,526,785
       500,000       NR/NR         Ulster County New York Industrial Development
                                     Agency, 6.0%, 9/15/37                                   448,200
     2,000,000       NR/NR         Yonkers Industrial Development Agency Civic
                                     Facilities Revenue, 6.15%, 3/1/15                     1,998,380
                                                                                        ------------
                                                                                        $ 35,339,868
                                                                                        ------------
                                   North Carolina - 5.3%
    11,350,000       NR/NR         Charlotte North Carolina Special Facilities
                                     Revenue, 5.6%, 7/1/27                              $  9,249,342
     7,140,000       NR/NR         Charlotte North Carolina Special Facilities
                                     Revenue, 7.75%, 2/1/28                                7,199,905
                                                                                        ------------
                                                                                        $ 16,449,247
                                                                                        ------------

  The accompanying notes are an integral part of these financial statements.  17

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

                     S&P/
                     Moody's
   Principal         Ratings
   Amount            (unaudited)                                                               Value
                                   Ohio - 2.3%
  $  3,800,000       B/NR          Belmont County Health System Revenue,
                                     5.7%, 1/1/13                                       $  3,762,342
     1,000,000       B/NR          Belmont County Health System Revenue,
                                     5.8%, 1/1/18                                            929,440
     3,000,000       B-/B3         Cleveland Airport Special Revenue,
                                     5.375%, 9/15/27                                       2,347,680
                                                                                        ------------
                                                                                        $  7,039,462
                                                                                        ------------
                                   Oklahoma - 1.8%
     1,875,000       BB/NR         Jackson County Memorial Hospital Authority
                                     Revenue, 7.3%, 8/1/15                              $  1,883,363
     2,220,000       B/Caa1        Tulsa Municipal Airport Transportation Revenue,
                                     6.25%, 6/1/20                                         2,050,681
     1,500,000       B/Caa1        Tulsa Municipal Airport Transportation Revenue,
                                     7.35%, 12/1/11                                        1,500,165
                                                                                        ------------
                                                                                        $  5,434,209
                                                                                        ------------
                                   Pennsylvania - 9.4%
     3,000,000+      AAA/Ba3       Allegheny County Hospital Development Authority
                                     Revenue, 9.25%, 11/15/22                           $  3,550,830
       500,000+      AAA/Ba3       Allegheny County Hospital Development Authority
                                     Revenue, 9.25%, 11/15/30                                591,805
     1,000,000       BBB-/NR       Clarion County Hospital Authority Revenue,
                                     5.625%, 7/1/21                                        1,001,810
     3,600,000       B/NR          Columbia County Hospital Authority Revenue,
                                     5.85%, 6/1/24                                         3,110,076
     3,110,000(c)    NR/NR         Delaware County Industrial Development Authority
                                     Revenue, 9.0%, 8/1/31                                 2,341,986
     1,155,000       BBB/Ba2       Hazleton Health Services Authority Hospital
                                     Revenue, 6.125%, 7/1/16                               1,155,069
     3,360,000       NR/Baa3       Montgomery County Higher Education & Health
                                     Authority Hospital Revenue, 6.6%, 7/1/10              3,380,126
     1,430,000       BB+/NR        Pennsylvania Economic Development Financing
                                     Authority Revenue, 5.125%, 6/1/18                     1,334,633
     1,805,000       BB+/NR        Pennsylvania Economic Development Financing
                                     Authority Revenue, 5.3%, 6/1/10                       1,782,401
     2,330,000       BB+/NR        Pennsylvania Economic Development Financing
                                     Authority Revenue, 5.35%, 6/1/11                      2,290,646
     5,000,000       BBB/Baa3      Philadelphia Hospitals & Higher Education
                                     Facilities Authority Revenue, 5.0%, 7/1/34            4,153,600

18  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/
                     Moody's
     Principal       Ratings
      Amount         (unaudited)                                                               Value
                                   Pennsylvania - (continued)
    $2,005,000       B-/NR         Scranton-Lackawanna Health & Welfare Authority
                                     Revenue, 6.1%, 7/1/11                              $  2,003,597
     2,245,000       B-/NR         Scranton-Lackawanna Health & Welfare Authority
                                     Revenue, 6.15%, 7/1/12                                2,243,092
                                                                                        ------------
                                                                                        $ 28,939,671
                                                                                        ------------
                                   Rhode Island - 4.1%
     4,485,000       NR/NR         Central Falls Rhode Island Detention Facilities
                                     Revenue, 7.25%, 7/15/35                            $  4,600,264
     8,285,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     6.25%, 6/1/42                                         7,935,704
                                                                                        ------------
                                                                                        $ 12,535,968
                                                                                        ------------
                                   South Carolina - 6.4%
     1,500,000       CCC/NR        Connector 2000 Association, Inc., Toll Road
                                     Revenue, 5.375%, 1/1/38                            $  1,056,600
     1,600,000       BBB/NR        Loris Community Hospital District,
                                     5.625%, 1/1/29                                        1,551,296
     7,140,000+      BBB+/Baa1     South Carolina Jobs Economic Development
                                     Authority Revenue, 6.375%, 8/1/34                     8,295,466
       860,000+      BBB+/Baa1     South Carolina Jobs Economic Development
                                     Authority Revenue, 6.375%, 8/1/34                       996,878
     3,000,000+      AAA/NR        South Carolina Jobs Economic Development
                                     Authority Revenue, 8.0%, 10/1/31                      3,455,460
     4,400,000       BBB/Baa3      Tobacco Settlement Revenue Management,
                                     6.375%, 5/15/30                                       4,255,504
                                                                                        ------------
                                                                                        $ 19,611,204
                                                                                        ------------
                                   Tennessee - 2.7%
     1,000,000+      BBB+/Baa1     Johnson City Health & Educational Facilities Board
                                     Hospital Revenue, 7.5%, 7/1/33                     $  1,201,540
     7,000,000       NR/Ba2        Knox County Health Educational & Housing
                                     Facilities Board Hospital Revenue,
                                     6.5%, 4/15/31                                         7,086,450
                                                                                        ------------
                                                                                        $  8,287,990
                                                                                        ------------
                                   Texas - 15.1%
     8,650,000       CCC/Caa1      Brazos River Authority Pollution Control Revenue,
                                     6.75%, 10/1/38                                     $  7,876,603
     4,000,000       CCC/Caa1      Brazos River Authority Pollution Control Revenue,
                                     7.7%, 4/1/33                                          4,045,760
     7,350,000       NR/NR         Gulf Coast Industrial Development Authority,
                                     7.0%, 12/1/36                                         6,424,047

  The accompanying notes are an integral part of these financial statements.  19

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

                     S&P/
                     Moody's
    Principal        Ratings
    Amount           (unaudited)                                                               Value
                                   Texas - (continued)
   $10,000,000       B-/B3         Houston Texas Airport System Special Facilities
                                     Revenue, 6.75%, 7/1/29                             $  9,440,100
     1,000,000       NR/NR         IAH Public Facility Corp., Project Revenue Bonds,
                                     Series 2006, 6.0%, 5/1/16                               951,400
     1,000,000       NR/NR         IAH Public Facility Corp., Project Revenue Bonds,
                                     Series 2006, 6.0%, 5/1/21                               924,000
     1,350,000       NR/NR         IAH Public Facility Corp., Project Revenue Bonds,
                                     Series 2006, 6.125%, 5/1/26                           1,223,370
       845,000       NR/NR         Lubbock Health Facilities Development Corp.,
                                     6.5%, 7/1/26                                            816,042
     2,000,000       NR/NR         Lubbock Health Facilities Development Corp.,
                                     6.625%, 7/1/36                                        1,941,400
     7,750,000       BBB-/Ba1      Matagorda County Navigation District Number 1
                                     Revenue, 5.95%, 5/1/30                                7,105,975
     5,000,000       NR/Baa3       Tomball Hospital Authority, 6.0%, 7/1/25                5,025,750
       810,000(d)    AAA/NR        Willacy County Local Government Corp.,
                                     6.0%, 3/1/09                                            837,937
                                                                                        ------------
                                                                                        $ 46,612,384
                                                                                        ------------
                                   Utah - 0.4%
     1,600,000       NR/NR         Spanish Fork Charter School Revenue,
                                     5.7%, 11/15/36                                     $  1,371,024
                                                                                        ------------
                                   Washington - 5.3%
     1,500,000       AAA/Aaa       King County Public Hospital District No. 1,
                                     5.0%, 12/1/37                                      $  1,479,345
     5,500,000       NR/NR         Port Seattle Washington Special Facilities
                                     Revenue, 7.25%, 4/1/30                                5,422,780
     1,345,000       BBB/Baa3      Tobacco Settlement Authority Revenue,
                                     6.5%, 6/1/26                                          1,364,234
     2,000,000       BBB/Baa2      Washington State Health Care Facilities Authority,
                                     6.125%, 8/15/37                                       1,820,900
     2,000,000       BBB/Baa2      Washington State Health Care Facilities Authority,
                                     6.25%, 8/15/42                                        1,841,920
     5,000,000       NR/NR         Washington State Housing Finance Commission
                                     Nonprofit Revenue Bonds, 5.625%, 1/1/27               4,447,450
                                                                                        ------------
                                                                                        $ 16,376,629
                                                                                        ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/
                     Moody's
  Principal          Ratings
  Amount             (unaudited)                                                               Value
                                   Wisconsin - 1.4%
 $   3,000,000       NR/NR         Aztalan Wisconsin Exempt Facilities Revenue,
                                     7.50%, 5/1/18                                    $    2,565,750
     1,000,000       NR/NR         Wisconsin State Health & Educational Facilities
                                     Authority Revenue, 6.125%, 4/1/24                       969,310
     1,000,000       NR/NR         Wisconsin State Health & Educational Facilities
                                     Authority Revenue, 6.25%, 4/1/34                        932,190
                                                                                      --------------
                                                                                      $    4,467,250
                                                                                      --------------
                                   TOTAL TAX-EXEMPT OBLIGATIONS
                                   (Cost $439,233,462)                                $  439,071,677
                                                                                      --------------
                                   MUNICIPAL COLLATERALIZED DEBT
                                   OBLIGATION - 4.0% of Net Assets
    13,000,000(e)    NR/NR         Non-Profit Preferred Funding Trust I, 12.0%,
                                     9/15/37 (144A)                                   $   12,235,990
                                                                                      --------------
                                   TOTAL MUNICIPAL COLLATERALIZED
                                   DEBT OBLIGATION
                                   (Cost $13,000,000)                                 $   12,235,990
                                                                                      --------------
    Shares                         COMMON STOCK - 0.2% of Net Assets
        81,175(f)                  Northwest Airlines Corp.                           $      729,763
                                                                                      --------------
                                   TOTAL COMMON STOCK
                                   (Cost $3,210,349)                                  $      729,763
                                                                                      --------------
                                   TAX-EXEMPT MONEY MARKET MUTUAL
                                   FUND - 1.0% of Net Assets
     2,988,820                     BlackRock Liquidity Funds MuniFund Portfolio       $    2,988,820
                                                                                      --------------
                                   TOTAL TAX-EXEMPT MONEY MARKET
                                   MUTUAL FUND
                                   (Cost $2,988,820)                                  $    2,988,820
                                                                                      --------------
                                   TOTAL INVESTMENTS IN SECURITIES - 147.5%
                                   (Cost $458,432,631) (g)(h)                         $  455,026,250
                                                                                      --------------
                                   OTHER ASSETS AND LIABILITIES - 1.1%                $    3,534,839
                                                                                      --------------
                                   PREFERRED SHARES AT REDEMPTION VALUE,
                                   INCLUDING DIVIDENDS PAYABLE - (48.6)%              $(150,060,819)
                                                                                      --------------
                                   NET ASSETS APPLICABLE TO COMMON
                                   SHAREOWNERS - 100.0%                               $  308,500,270
                                                                                      ==============

  The accompanying notes are an integral part of these financial statements.  21

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2008, the value of these securities amounted to $56,253,813, or 18.2% of total net assets applicable to common shareowners.

RIB    Residual Interest Bonds.

NR     Security not rated by S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The rate shown is the coupon rate at March 31, 2008.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2008.

(c)    Security is in default and is non-income producing.

(d)    Escrow to maturity.

(e) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $13,000,000. The aggregate value $12,235,990 represents 4.0% of the net assets.

(f)    Non-income producing.

(g) The concentration of investments by type of obligation/market sector is as follows:

       Insured:
         FSA                               4.9%
         FGIC                              2.2
         AMBAC                             1.1
         American Capital                  0.8
         ACA                               0.6
         AGC                               0.4
       General Obligation                  5.3
       Revenue Bonds:
         Health Revenue                   26.3
         Development Revenue              11.8
         Airport Revenue                  10.1
         Tobacco Revenue                   9.5
         Facilities Revenue                6.6
         Pollution Control Revenue         6.2
         Transportation Revenue            5.7
         Other Revenue                     4.3
         Housing Revenue                   1.6
         Education Revenue                 1.3
         Water Revenue                     1.1
         Power Revenue                     0.2
                                        ------
                                        100.0%
                                        ======

22  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(h) At March 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $454,752,695 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
           an excess of value over tax cost                                       $23,672,450
         Aggregate gross unrealized loss for all investments in which there is
           an excess of tax cost over value                                       (23,398,895)
                                                                                  -----------
         Net unrealized gain                                                      $   273,555
                                                                                  ===========

For financial reporting purposes net unrealized loss on investments was $3,406,381 and cost of investments aggregated $458,432,631.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2008, aggregated $79,415,862 and $60,249,473, respectively.

  The accompanying notes are an integral part of these financial statements.  23

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/08
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $458,432,631)       $455,026,250
  Receivables -
    Interest                                                       9,252,633
    Reinvestment of distributions                                    154,938
  Prepaid expenses                                                    40,470
                                                                ------------
      Total assets                                              $464,474,291
                                                                ------------
LIABILITIES:
  Payable -
    Investment securities purchased                             $  3,175,137
  Due to custodian                                                 1,850,191
  Due to affiliates                                                  240,345
  Administration fee payable                                          27,245
  Unrealized depreciation on interest rate swaps                     519,135
  Accrued expenses                                                   101,149
                                                                ------------
      Total liabilities                                         $  5,913,202
                                                                ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,000
    shares, including dividends payable of $60,819              $150,060,819
                                                                ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                               $324,326,593
  Undistributed net investment income                              7,025,273
  Accumulated net realized loss on investments and interest
    rate swaps                                                   (18,926,080)
  Net unrealized loss on investments                              (3,406,381)
  Net unrealized loss on interest rate swaps                        (519,135)
                                                                ------------
      Net assets applicable to common shareowners               $308,500,270
                                                                ============
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $308,500,270/22,786,930 common shares                $      13.54
                                                                ============

24  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/08

INVESTMENT INCOME:
  Interest                                                                $ 33,345,443
                                                                          ------------
EXPENSES:
  Management fees                                      $  2,963,387
  Administration fees                                       431,733
  Transfer agent fees and expenses                           37,944
  Auction agent fees                                        391,457
  Custodian fees                                             39,798
  Registration fees                                          23,789
  Professional fees                                          55,650
  Printing expense                                           27,152
  Trustees' fees                                             14,042
  Pricing fees                                               24,007
  Miscellaneous                                               5,051
                                                       ------------
    Total expenses                                                        $  4,014,010
                                                                          ------------
      Net investment income                                               $ 29,331,433
                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
  Net realized gain (loss) from:
    Investments                                        $ (4,673,472)
    Interest rate swaps                                     584,083       $ (4,089,389)
                                                       ------------       ------------
  Change in net unrealized gain (loss) from:
    Investments                                        $(51,640,894)
    Interest rate swaps                                  (1,574,927)      $(53,215,821)
                                                       ------------       ------------
      Net loss on investments and interest rate swaps                     $(57,305,210)
                                                                          ------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME                                                     $ (5,823,201)
                                                                          ------------
  Net decrease in net assets applicable to common
    shareowners resulting from operations                                 $(33,796,978)
                                                                          ============

  The accompanying notes are an integral part of these financial statements.  25

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/08 and 3/31/07, respectively

                                                              Year              Year
                                                              Ended            Ended
                                                             3/31/08          3/31/07
FROM OPERATIONS:
  Net investment income                                  $  29,331,433     $  26,374,210
  Net realized gain (loss) on investments and interest
    rate swaps                                              (4,089,389)        5,510,236
  Change in net unrealized gain (loss) on investments
    and interest rate swaps                                (53,215,821)       12,752,072
  Distributions to preferred shareowners from net
    investment income                                       (5,823,201)       (5,202,891)
                                                         -------------     -------------
    Net increase (decrease) in net assets applicable
      to common shareowners resulting from
      operations                                         $ (33,796,978)    $  39,433,627
                                                         -------------     -------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
  Net investment income
    ($0.89 and $0.86 per share, respectively)            $ (20,246,811)    $ (19,556,939)
                                                         -------------     -------------
    Total distributions to common shareowners            $ (20,246,811)    $ (19,556,939)
                                                         -------------     -------------
FROM TRUST SHARE TRANSACTIONS:
  Reinvestment of distributions                          $     655,590     $           -
                                                         -------------     -------------
    Net increase in net assets applicable to common
      shareowners resulting from Trust share
      transactions                                       $     655,590     $           -
                                                         -------------     -------------
    Net increase (decrease) in net assets applicable
      to common shareowners                              $ (53,388,199)    $  19,876,688
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of year                                        361,888,469       342,011,781
                                                         -------------     -------------
  End of year                                            $ 308,500,270     $ 361,888,469
                                                         =============     =============
  Undistributed net investment income                    $   7,025,273     $   3,083,246
                                                         =============     =============

26  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year       Year       Year       Year      10/20/03 (b)
                                                                Ended      Ended      Ended      Ended          to
                                                               3/31/08    3/31/07    3/31/06    3/31/05       3/31/04
Per Common Share Operating Performance
Net asset value, beginning of period                           $ 15.91    $ 15.04    $ 14.64    $ 14.51       $ 14.33(c)
                                                               -------    -------    -------    -------       -------
Increase (decrease) from investment operations:(a)
  Net investment income                                        $  1.29    $  1.16    $  1.17    $  1.26       $  0.46
  Net realized and unrealized gain (loss) on investments and
  interest rate swaps                                            (2.51)      0.80       0.39       0.18          0.23
  Dividends and distributions to preferred shareowners from:
    Net investment income                                        (0.26)     (0.23)     (0.17)     (0.09)        (0.02)
    Net realized gains                                               -          -          -      (0.01)            -
                                                               -------    -------    -------    -------       -------
  Net increase (decrease) from investment operations           $ (1.48)   $  1.73    $  1.39    $  1.34       $  0.67
Dividends and distributions to common shareowners from:
  Net investment income                                          (0.89)     (0.86)     (0.99)     (1.13)        (0.38)
  Net realized gains                                                 -          -          -      (0.09)            -
Capital charge with respect to issuance of:
  Common shares                                                      -          -          -       0.01         (0.03)
  Preferred shares                                                   -          -          -          -         (0.08)
                                                               -------    -------    -------    -------       -------
Net increase (decrease) in net asset value                     $ (2.37)   $  0.87    $  0.40    $  0.13       $  0.18
                                                               -------    -------    -------    -------       -------
Net asset value, end of period(d)                              $ 13.54    $ 15.91    $ 15.04    $ 14.64       $ 14.51
                                                               -------    -------    -------    -------       -------
Market value, end of period(d)                                 $ 13.74    $ 15.61    $ 14.99    $ 14.37       $ 15.05
                                                               -------    -------    -------    -------       -------
Total return(e)                                                  (6.51)%    10.21%     11.55%      4.07%         2.93%
Ratios to average net assets of common shareowners
  Net expenses(f)                                                 1.13%      1.16%      1.16%      1.18%         1.01%(g)
  Net investment income before preferred share dividends          8.27%      7.47%      7.88%      8.94%         6.98%(g)
  Preferred share dividends                                       1.64%      1.47%      1.17%      0.64%         0.26%(g)
  Net investment income available to common shareowners           6.63%      6.00%      6.71%      8.30%         6.72%(g)
Portfolio turnover                                                  12%        17%        19%        39%           62%

  The accompanying notes are an integral part of these financial statements.  27

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year          Year
                                                                          Ended         Ended
                                                                         3/31/08       3/31/07
Net assets of common shareowners, end of period (in thousands)          $ 308,500     $ 361,888
Preferred shares outstanding (in thousands)                             $ 150,000     $ 150,000
Asset coverage per preferred share, end of period                       $  76,427     $  85,328
Average market value per preferred share(h)                             $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share     $  25,010     $  25,013
Ratios to average net assets of common shareowners before
  waivers and reimbursement of expenses
  Net expenses(f)                                                            1.13%         1.18%
  Net investment income before preferred share dividends                     8.27%         7.45%
  Preferred share dividends                                                  1.64%         1.47%
  Net investment income available to common shareowners                      6.63%         5.98%

                                                                           Year          Year      10/20/03 (b)
                                                                          Ended         Ended           to
                                                                         3/31/06       3/31/05        3/31/04
Net assets of common shareowners, end of period (in thousands)          $ 342,012     $ 332,374      $327,492
Preferred shares outstanding (in thousands)                             $ 150,000     $ 150,000      $150,000
Asset coverage per preferred share, end of period                       $  82,011     $  80,396       $79,582
Average market value per preferred share(h)                             $  25,000     $  25,000       $25,000
Liquidation value, including dividends payable, per preferred share     $  25,009     $  25,000       $25,000
Ratios to average net assets of common shareowners before
  waivers and reimbursement of expenses
  Net expenses(f)                                                            1.16%         1.19%         1.04%(g)
  Net investment income before preferred share dividends                     7.88%         8.93%         6.95%(g)
  Preferred share dividends                                                  1.17%         0.64%         0.26%(g)
  Net investment income available to common shareowners                      6.71%         8.29%         6.69%(g)

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  The Trust's common shares were first publicly offered on October 15, 2003.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(f) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(g)  Annualized.
(h)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

  The accompanying notes are an integral part of these financial statements.  28

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Municipal High Income Advantage Trust (the "Trust") was organized as a Delaware statutory trust on August 6, 2003. Prior to commencing operations on October 20, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax and the Trust may seek capital appreciation to the extent that it is consistent with its primary investment objective.

The Trust may invest in both investment and below investment grade (high-yield) municipal securities with a broad range of maturities and credit ratings. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At March 31, 2008, there were no securities that were valued using fair value methods. Temporary cash investments are valued at net asset value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily on an effective yield to maturity basis and are included in interest income. Interest income, including interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investments transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     At March 31, 2008, the Trust reclassified $680,606 to increase undistributed net investment income and to increase accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     At March 31, 2008, the Trust had a capital loss carryforward of $14,467,453 which is comprised of $14,156,085 which will expire in 2014 and $311,368 which will expire in 2016, if not utilized.

     The tax character of distributions paid to common and preferred shareowners during the years ended March 31, 2008 and March 31, 2007 was as follows:

---------------------------------------------------------
                                 2008             2007
---------------------------------------------------------
Distributions paid from:
Tax exempt income            $25,232,182      $23,734,616
Ordinary income                  837,830        1,025,214
                             -----------      -----------
    Total                    $26,070,012      $24,759,830
                             ===========      ===========
---------------------------------------------------------

     The following shows components of distributable earnings on a fed eral income tax basis at March 31, 2008:

--------------------------------------------------------------------------------

---------------------------------------------------------
                                          2008
---------------------------------------------------------
Undistributed tax-exempt income     $  3,324,986
Undistributed ordinary income            110,632
Capital loss carryforward            (14,467,453)
Dividends payable                        (60,819)
Unrealized depreciation               (4,733,669)
                                    ------------
    Total                           $(15,826,323)
                                    ------------
---------------------------------------------------------

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the difference between book and tax accounting for swap agreements, the tax deferral of post-October capital losses, and other temporary differences.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
--------------------------------------------------------------------------------

C.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano"), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the year ended March 31, 2008, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.84% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $240,345 in management costs, administrative costs and certain other fees payable to PIM at March 31, 2008.

The Trust has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. The Trust pays Princeton a monthly fee equal to 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

3.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Preferred Shares

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
--------------------------------------------------------------------------------

("APS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4.   Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/ depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" the value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at March 31, 2008 the Trust does not anticipate non-performance by any counterparty. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of March 31, 2008 were as follows:

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                Termination      Notional     Fixed     Floating      Unrealized
Counterparty        Date       Amount (000)   Rate        Rate       Depreciation
---------------------------------------------------------------------------------
UBS AG         April 5, 2009     $75,000      2.665%   1 month BMA    $(519,135)
---------------------------------------------------------------------------------

5.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended March 31, 2008 and March 31, 2007 were as follows:

-----------------------------------------------------------
                                     2008            2007
-----------------------------------------------------------
Shares outstanding at
  beginning of year               22,740,627     22,740,627
Reinvestment of distributions         46,303              -
                                  ----------     ----------
Shares outstanding at
  end of year                     22,786,930     22,740,627
                                  ==========     ==========
-----------------------------------------------------------

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2008, there were 6,000 APS as follows: Series A - 3,000 and Series B - 3,000.

Dividends on Series A and Series B are cumulative at a rate, which is reset every seven days based on the results of an auction. An auction fails if there are more APS offered than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. You will not be able to sell your APS at an auction if the auction fails. Since February 13, 2008, the Trust's auctions related to the APS have failed. The maximum rate for the 7-Day Series is 125% of the 7 day commercial paper rate or Kenny rate. Dividend rates ranged from 2.89% to 6.00% during the year ended March 31, 2008.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
--------------------------------------------------------------------------------

accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

6.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Subsequent Events

Subsequent to March 31, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.075 per common share payable April 30, 2008, to common shareowners of record on April 15, 2008.

Subsequent to March 31, 2008, dividends declared and paid on preferred shares totaled $468,660 in aggregate for the two outstanding preferred share series through May 6, 2008.

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by the Pioneer Municipal High Income Advantage Trust during the taxable year ended March 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes except the following per share distributions:

-----------------------------------------------------------
                         Payable Date       Ordinary Income
-----------------------------------------------------------
Common Shareowners        12/20/2007            $0.0288

Preferred Shareowners
  Series A                12/26/2007            $ 24.38
  Series A                  1/2/2008            $  6.01

  Series B                12/24/2007            $ 27.57
  Series B                12/31/2007            $  2.90
-----------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)
--------------------------------------------------------------------------------

On September 11, 2007, Pioneer Municipal High Income Advantage Trust held its annual meeting of shareowners to elect Class I Trustees. All Class I Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class I Trustees.

------------------------------------------------
Nominee                 Affirmative     Withheld
------------------------------------------------
David R. Bock            21,226,678      264,387
Stephen K. West          21,215,108      275,957
John F. Cogan Jr.+       5,085           39
------------------------------------------------

+ Elected by Preferred Shares only

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer Municipal High Income Advantage Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Advantage Trust (the "Trust"), including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal High Income Advantage Trust at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 20, 2008

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. ("PIM") serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement for the Trust.

In connection with their most recent consideration of the investment advisory agreement for the Trust, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust and the information related to the Trust provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Trust under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including officers) as are necessary

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third party.

The Trustees considered that the Trust's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any separate accounts with an investment objective and strategies that were similar to the Trust.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the Trust's expense ratio was reasonable, taking into account the size of the Trust, the quality of services provided by PIM and the investment performance of the Trust.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-Trust businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the majority of the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered that an affiliate of PIM serves as the Trust's transfer agent. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Trust.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers
The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 77 Pioneer Funds, Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held       Length of Service
Name and Age                With the Trust       and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the      Class I Trustee since
                            Board, Trustee and   2003. Term expires
                            President            in 2010. Elected by
                                                 Preferred Shares
                                                 only.
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and          Class II Trustee since
                            Executive Vice       2007. Term expires
                            President            in 2008.

                                                                                     Other Directorships Held
Name and Age                Principal Occupation During Past Five Years              by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset   None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and
                            affiliated funds; Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer
                            Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment        None
                            Management USA Inc. (since February 2007); Director
                            and President of Pioneer Investment Management, Inc.
                            and Pioneer Institutional Asset Management, Inc. (since
                            February 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since April 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                     Positions Held   Length of Service
Name and Age         With the Trust   and Term of Office
David R. Bock (64)   Trustee          Class I Trustee since
                                      2005. Term expires in 2010.
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)    Trustee          Class III Trustee
                                      since 2003. Term
                                      expires in 2009.
-----------------------------------------------------------------------------------------------------------------

                                                                              Other Directorships Held
Name and Age         Principal Occupation During Past Five Years              by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer,    Director of The
                     I-trax, Inc. (publicly traded health care services       Enterprise Social
                     company) (2004 - 2007); Partner, Federal City Capital    Investment Company
                     Advisors (boutique merchant bank) (1997 to 2004 and      (privately-held affordable
                     2008 - present); and Executive Vice President and        housing finance
                     Chief Financial Officer, Pedestal Inc. (internet-based   company); and Director
                     mortgage trading company) (2000 - 2002)                  of New York Mortgage
                                                                              Trust (publicly traded
                                                                              mortgage REIT)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)    President, Bush International, LLC (international        Director of Brady
                     financial advisory firm)                                 Corporation (industrial
                                                                              identification and
                                                                              specialty coated
                                                                              material products
                                                                              manufacturer); Director
                                                                              of Briggs & Stratton Co.
                                                                              (engine manufacturer);
                                                                              Director of UAL
                                                                              Corporation (airline
                                                                              holding company);
                                                                              Director of Mantech
                                                                              International
                                                                              Corporation (national
                                                                              security, defense, and
                                                                              intelligence technology
                                                                              firm); and Member,
                                                                              Board of Governors,
                                                                              Investment Company
                                                                              Institute
-----------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held   Length of Service
Name and Age                With the Trust   and Term of Office
Margaret B.W. Graham (60)   Trustee          Class II Trustee since
                                             2003. Term expires in 2008.
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee          Class III Trustee
                                             since 2006. Term
                                             expires in 2009.
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)    Trustee          Class III Trustee
                                             since 2003. Term
                                             expires in 2009.
                                             Elected by Preferred
                                             Shares only.
-----------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Trustee          Class I Trustee since
                                             2003. Term expires in 2010.
-----------------------------------------------------------------------------------------------------------------
John Winthrop (71)          Trustee          Class II Trustee since
                                             2003. Term expires in 2008.
-----------------------------------------------------------------------------------------------------------------

                                                                                      Other Directorships Held
Name and Age                Principal Occupation During Past Five Years               by this Trustee
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate           None
                            Secretary, The Winthrop Group, Inc. (consulting firm);
                            and Desautels Faculty of Management, McGill University
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive   Director of Quadriserv
                            Vice President, The Bank of New York (financial and       Inc. (technology
                            securities services) (1986 - 2004)                        products for securities
                                                                                      lending industry)
-----------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)    President and Chief Executive Officer, Newbury, Piret &   Director of New America
                            Company, Inc. (investment banking firm)                   High Income Fund, Inc.
                                                                                      (closed-end investment
                                                                                      company)
-----------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)        Director, The Swiss
                                                                                      Helvetia Fund, Inc.
                                                                                      (closed-end investment
                                                                                      company)
-----------------------------------------------------------------------------------------------------------------
John Winthrop (71)          President, John Winthrop & Co., Inc.                      None
                            (private investment firm)
-----------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since 2008. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of    None
                             Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary
                             from November 2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January        None
                             2008 and Assistant Secretary of all of the Pioneer
                             Funds since September 2003; Vice President and
                             Senior Counsel of Pioneer from July 2002 to December
                             2007
-----------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Treasurer
                             of all of the Pioneer Funds since March 2008.
                             Deputy Treasurer of Pioneer and Assistant Treasurer
                             of all of the Pioneer Funds from November 2004 to
                             March 2008; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to
                             2003.
-----------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting,               None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                              Positions Held        Length of Service
Name and Age                  With the Trust        and Term of Office
Gary Sullivan (49)            Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
-----------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
-----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance      Since January 2007.
                              Officer               Serves at the
                                                    discretion of the
                                                    Board
-----------------------------------------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                by this Officer
Gary Sullivan (49)            Fund Accounting Manager - Fund Accounting,                 None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting,             None
                              Administration and Controllership Services since
                              June 2003 and Assistant Treasurer of all of the
                              Pioneer Funds since September 2003; Assistant Vice
                              President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly
                              Deutsche Bank Asset Management)
-----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December         None
                              2006 and of all the Pioneer Funds since January
                              2007; Vice President and Compliance Officer, MFS
                              Investment Management (August 2005 to December
                              2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July
                              1997 to February 2005)
-----------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                                        1-800-710-0935

Or write to AST:

For                                           Write to
General inquiries, lost dividend checks,      American Stock
change of address, lost stock certifi-        Transfer & Trust
cates, stock transfer                         Operations Center
                                              6201 15th Ave.
                                              Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)             American Stock
                                              Transfer & Trust
                                              Wall Street Station
                                              P.O. Box 922
                                              New York, NY 10269-0560

 Website                                              www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $40,100 in 2008 and $38,545 in 2007.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services totaled approximately
$9,652 in 2008 and $9,285 in 2007, which were related to the issuance of agreed upon procedures report to the rating agencies.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $7,820 for 2008 and 2007, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
Fees for FAS 157 services totaled approximately $1,200 in 2008.
There were no other services provided to the Trust during the fiscal year ended March 31, 2007.



(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2008 and 2007, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $19,142 in 2008 and $17,105 in 2007. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------

David Eurkus          Other Registered     6                 $2,143,455,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $6,257,000          N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lehman Brothers Municipal Bond Index and the Lehman Brothers Non-Investment Grade Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Manager. The following table indicates as of March 31, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------- -----------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------

David Eurkus                            A
--------------------------------------- -----------------------------------------------------------------


*Key to Ranges

A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000
E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Advantage Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2008

* Print the name and title of each signing officer under his or her signature.